Unsecured Convertible Loan Notes and Derivative Financial Instruments	6 Months Ended
Jun. 30, 2024
Disclosure of detailed information about financial instruments [abstract]
Unsecured Convertible Loan Notes and Derivative Financial Instruments

Note 8 Unsecured convertible loan notes and derivative financial instruments

On June 21, 2023, the Group issued 45,221,586 convertible loan notes, with a face value of AUD$1.00 per note, a coupon rate of 4%, and a maturity date of June 7, 2028 for proceeds of US$30 million to LGES. The notes have a conversion price of AUD$1.60 per ordinary share. The convertible notes will mandatorily convert into ordinary shares upon acceptance of the first purchase order under the purchase agreement with LGES, although LGES may elect to convert some or all the notes prior to such time. No interest would be payable on the notes in these circumstances.

The convertible notes may be redeemed or converted (at the election of LGES) on the maturity date, in which case interest is payable in cash (in respect of a redemption) or "in-kind" (in the case of conversion).

The convertible notes are presented in the consolidated balance sheet as follows:

(All in US$)	2024

Initial recognition	27,640,052
Costs of issue of convertible notes	(43,614)
Interest expense*	(1,855,991)
Balance at June 30, 2024	29,452,429

* Interest expense is calculated by applying the effective interest rate of 6.56% to the liability component.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

FOR THE HALF-YEAR ENDED JUNE 30, 2024

Note 8 Unsecured convertible loan notes and derivative financial instruments (continued)

Derivative financial instruments (non-current liabilities)	Consolidated
(All in US$)	2024
Initial recognition	2,359,948
Costs of issue of convertible notes	(3,724)
Fair value gain	(1,930,428)
Effect of foreign currency movements	757
Balance at June 30, 2024	426,553

The fair value of the conversion option (derivative financial liability) was determined using Monte Carlo Simulation methodology. The derivative financial liability is carried at fair value at each reporting date, with gains or losses being recognised in the consolidated statement of profit or loss and other comprehensive income. The remainder of the proceeds were allocated to borrowings with the liability recognised at amortised cost until extinguished on conversion or maturity of the notes. Interest is applied using the effective interest rate.

Fair Value Hierarchy

The derivative financial liability is classified as a Level 3 fair value in the fair value hierarchy as one or more of the significant inputs is not based on observable market data.

The valuation model is sensitive to the probability weights applied to the timing of the placement of the purchase order, which is an unobservable input. In the event the purchase order is placed before the maturity date of the notes, the interest rate would become zero-coupon, and the fair value of the derivative would decrease to nil.

The valuation model is also sensitive to the assumed strike price at the time of the conversion, which is a significant unobservable input. The model assumes a strike price at the time of the conversion of AUD $1.60. If the notes convert prior to maturity and the market share price falls below the contracted share price, the model will assume a premium in the issuance of the notes that will result in the derivative liability becoming a derivative asset. Management of the Group believe that a strike price of AUD $1.60 remains appropriate for the purposes of the current valuation after consideration of the historical share price of the Company and future plans for the business.

The changes in the assumed strike price in the model are non-linear and a change of AUD $0.10 would result in a derivative asset of USD$1,114,507, where a change of AUD$0.80 would result in a derivative asset of USD $11,569,172. This compares to the derivative liability of USD$426,553 that has been calculated based on a strike price of AUD $1.60.